UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  June 23, 2014
(Date of earliest event reported)

J.P. Morgan Chase Commercial Mortgage Securities Trust 2014-C20
(Exact name of issuing entity)

JPMorgan Chase Bank, National Association
Redwood Commercial Mortgage Corporation

(Exact name of sponsor as specified in its charter)

J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Exact name of registrant as specified in its charter)

New York	333-190246-05	13-3789046
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

383 Madison Avenue
New York, New York	10179
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 272-6858

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.

On June 23, 2014, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Depositor”) caused the issuance of the J.P. Morgan Chase Commercial Mortgage Securities Trust 2014-C20, Commercial Mortgage Pass-Through Certificates, Series 2014-C20, pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2014 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor (the “Registrant”), Wells Fargo Bank, National Association, as master servicer, Torchlight Loan Services, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Deutsche Bank Trust Company Americas, as trustee and Pentalpha Surveillance LLC, as senior trust advisor.  The Class A-1, Class A-2, Class A-3A1, Class A-4A1, Class A-5, Class A-SB, Class X-A, Class X-B, Class A-S, Class B, Class C and Class EC Certificates (the “Public Certificates”), having an aggregate initial principal amount of $627,643,000, were sold to J.P. Morgan Securities LLC (“JPMS”) and Barclays Capital Inc. (“Barclays Capital” and, together with JPMS, the “Underwriters”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated June 12, 2014, among the Registrant and JPMS, for itself and on behalf of Barclays Capital.  In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report.

On June 23, 2014, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $627,643,000. The net proceeds of the offering to the Registrant of the issuance of the certificates, after deducting expenses payable by the Registrant of $3,685,033, were approximately $688,925,400.  Of the expenses paid by the Registrant, approximately $927,082 were paid directly to affiliates of the Registrant, $35,742 in the form of fees were paid to the Underwriters, $64,336 were paid to or for the Underwriters and $2,657,873 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale.  The related registration statement (file no. 333-190246) was originally declared effective on October 24, 2013.

On June 23, 2014, the Registrant sold the Class X-C, Class D, Class E, Class F, Class G, Class NR and Class R Certificates (collectively, the “Private Certificates”), having an aggregate initial principal amount of $121,823,421, to JPMS and Barclays Capital, as initial purchasers, pursuant to a Certificate Purchase Agreement, dated June 12, 2014, by and among the Depositor, JPMS and Barclays Capital.  The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

On June 23, 2014, the Registrant sold the Class A-3A2 and Class A-4A2 Certificates (the “Direct Sale Certificates”, and collectively with the Public Certificates, the Private Certificates and the Class Z Certificates, the “Certificates”), having an aggregate initial principal amount of $128,542,000, to JPMorgan Chase Bank, National Association (“JPMCB”), as purchaser, pursuant to a Certificate Purchase Agreement, dated June 12, 2014, between the Depositor and JPMCB.  The Direct Sale Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Mortgage Loans identified in the Pooling and Servicing Agreement as “The Outlets at Orange Mortgage Loan”, “The Gumberg Retail Portfolio Mortgage Loan” and “The 470 Vanderbilt Avenue Mortgage Loan” each will be serviced and administered pursuant to a pooling and servicing agreement, dated as of May 1, 2014 (the “JPMBB 2014-C19 Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as trustee and as certificate administrator, and Pentalpha Surveillance LLC, as senior trust advisor.  The JPMBB 2014-C19 Pooling and Servicing Agreement is attached hereto as Exhibit 4.2.

The Certificates represent, in the aggregate, the entire beneficial ownership in J.P. Morgan Chase  Commercial Mortgage Securities Trust 2014-C20 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 37 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 54 commercial and multifamily properties. The Mortgage Loans were acquired by the Registrant from (i) JPMorgan Chase Bank, National Association (“JPMCB”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of June 23, 2014, between the Registrant and JPMCB and (ii) Redwood Commercial Mortgage Corporation (“Redwood”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of June 23, 2014, among the Registrant, Redwood and Redwood Trust, Inc.

Item 9.01.        Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit 1.1

Underwriting Agreement, dated June 12, 2014, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, and J.P. Morgan Securities LLC, for itself and as representative of Barclays Capital Inc., as underwriters.

Exhibit 4.1

Pooling and Servicing Agreement, dated as of June 1, 2014, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Torchlight Loan Services, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Deutsche Bank Trust Company Americas, as trustee and Pentalpha Surveillance LLC, as senior trust advisor.

Exhibit 4.2

Pooling and Servicing Agreement governing the issuance of the JPMBB 2014-C19 certificates, dated as of May 1, 2014, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as trustee and as certificate administrator, and Pentalpha Surveillance LLC, as senior trust advisor.

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated June 23, 2014.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated June 23, 2014 (included as part of Exhibit 5).

Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of June 23, 2014, between JPMorgan Chase Bank, National Association, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.2

Mortgage Loan Purchase Agreement, dated as of June 23, 2014, between Redwood Commercial Mortgage Corporation, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser and Redwood Trust, Inc.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 23, 2014	J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
(Registrant)

	By:	/s/ Bianca A. Russo
Name: Bianca A. Russo
Title: Managing Director and Secretary

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

1.1

Underwriting Agreement, dated June 12, 2014, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, and J.P. Morgan Securities LLC, for itself and as representative of Barclays Capital Inc., as underwriters.
(E)

4.1

Pooling and Servicing Agreement, dated as of June 1, 2014, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Torchlight Loan Services, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Deutsche Bank Trust Company Americas, as trustee and Pentalpha Surveillance LLC, as senior trust advisor.
(E)

4.2

Pooling and Servicing Agreement governing the issuance of the JPMBB 2013-C19 certificates, dated as of May 1, 2014, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as trustee and as certificate administrator, and Pentalpha Surveillance LLC, as senior trust advisor.
(E)

5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated June 23, 2014.	(E)

8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated June 23, 2014 (included as part of Exhibit 5).	(E)

23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).	(E)

99.1	Mortgage Loan Purchase Agreement, dated as of June 23, 2014, between JPMorgan Chase Bank, National Association, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)

99.2

Mortgage Loan Purchase Agreement, dated as of June 23, 2014, among Redwood Commercial Mortgage Corporation, as seller, J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser, and Redwood Trust, Inc.
(E)